UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TradeUP Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TradeUP Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

iN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD December 22, 2022

To the Stockholders of TradeUP Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of TradeUP Acquisition Corp. (“UPTD,” the “Company,” “we,” “us” or “our”) to be held virtually on December 22, 2022 at 9:00 a.m., Eastern Time. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [website] and via teleconference using the following dial-in information:

[__]

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice to consider and vote upon the following proposals:

•	Proposal No. 1 - The Extension Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date before which the Company must complete a business combination from January 19, 2023 to July 19,2023 or such earlier date as determined by the board of directors of the Company (the “Board”) (such date or such earlier date as may be so determined is herein referred to as the “Extended Termination Date”) (such extension is herein referred to as the “Extension”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend the Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from January 19, 2023 to July 19, 2023 (the “Trust Amendment Proposal”);

•	Proposal No. 3 - The Director Election Proposal – a proposal to re-elect Mr. Weston Twigg as Class I director of the Company to serve three-year term till the 2025 annual meeting of stockholders or until his successor is elected and qualified;

•	Proposal No. 4 - The Auditor Appointment Proposal – a proposal to ratify the engagement of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•	Proposal No. 5 - The Adjournment Proposal – a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the stockholders approve the Extension Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the Trust Account (each, an “Extension Payment”). Pursuant to the Merger Agreement, Estrella agrees to make payment for such Extension Payment, which will be evidenced by promissory notes issued by the Company. The Extension Payments will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rat as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Proposal must be made prior to January 19, 2023, while the second Extension Payment must be deposited into the trust account prior to 19th of each succeeding month until the termination of the Extension. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the special meeting if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting for, or otherwise in connection with, the approval of other proposals.

The Board has fixed the close of business on November 30, 2022 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 5,849,700 shares of common stock, par value $0.0001 per share, (“Common Stock”) issued and outstanding, including 4,430,000 outstanding public shares.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 3, 2022, on September 30, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of UPTD (“Merger Sub”), and Estrella Biopharma, Inc., a Delaware corporation (“Estrella”). Pursuant to the Merger Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into Estrella (the “Merger”), with Estrella surviving the Merger as a wholly owned subsidiary of the Company (“Surviving Company”).

The Company has filed a proxy statement/registration statement on Form S-4 (File No.333-267918) on October 18, 2022 to submit the Merger and other transactions contemplated thereby (the “Business Combination”) along with other relevant proposals to the stockholders to be voted on. However, until such proxy statement/registration statement becomes effective, we will not able to hold the special meeting and stockholders will not be able to vote on the Business Combination.

The purpose of the Extension Amendment is to allow the Company to have more time to complete the Business Combination with Estrella or another alternative business combination. The Company’s initial public offering (the “IPO”) prospectus (File No. 333-253322) (the “IPO Prospectus”) dated July 19, 2021 and the Charter provide that we have until January 19, 2023 (the “Current Termination Date”) to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Further, the IPO Prospectus and the Charter provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. The Board currently believes that there will not be sufficient time before January 19, 2023 for the Company to complete the Business Combination with Estrella or another alternative business combination. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to approve the Extension Proposal and to extend the date by which the Company must consummate a business combination in order to provide the Company’s stockholders with the opportunity to participate in this prospectus transaction. In the event that we consummate the Merger and the Business Combination prior to the scheduled date of the special meeting, we will cancel the special meeting accordingly.

Although the approval of the Extension Proposal is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.

If the Extension Proposal is not approved, and the Business Combination or another alternative business combination is not consummated by January 19, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”) including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Extension Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Public stockholders of shares of Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal and the Trust Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposal, the Trust Amendment Proposal or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by the Charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposal and the Trust Amendment Proposal at the special meeting, if the Extension Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public stockholders in connection with the Extension will decrease the amount in our Trust Account.

PUBLIC STOKHOLDER ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC STOKHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR STOCK ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[__] at the time of the special meeting. The closing price of Common Stock on November 30, 2022, the Record Date, was $10.35. We cannot assure our stockholders that they will be able to sell their shares of Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

In consideration of the Extension Proposal, the Company’s stockholders should be aware that if the Extension Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the Extension Payments.

Approval of the Extension Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock. A plurality vote of the shares of Common Stock cast in respect of the Director Election Proposal present in person (including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting is required for the re-election of the Class I director in the Director Election Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting is required to approve the Auditor Appointment Proposal and the Adjournment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and its stockholders, and has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Director Election Proposal and the Auditor Appointment Proposal and to direct the chairman of the special meeting to adjourn the special meeting.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals to be considered at the special meeting and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares. We are providing the proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated [__], 2022 and is first being mailed to stockholders of the Company on or about [__], 2022 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2021.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns stockholders may have as well as the protocols that federal, state, and local governments may impose. The Company will hold the special meeting virtually by means of electronic communication.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposals to be considered at the special meeting, except that with respect to the Extension Proposal and the Trust Amendment Proposal, your votes without instruction how you wish to vote will be counted as broker “non-votes.”

 We look forward to seeing you at the meeting.

Dated: [__], 2022

By Order of the Board of Directors,

Jianwei Li
Chairman of the Board of Directors

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TradeUP Acquisition Corp.
437 Madison Avenue, 27th Floor

New York, New York 10022

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 22, 2022

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of TradeUP Acquisition Corp. (“UPTD,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held virtually on December 22, 2022 at 9:00 a.m., Eastern Time, to consider and vote upon the following proposals:

•	Proposal No. 1 - The Extension Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date before which the Company must complete a business combination from January 19, 2023 to July 19, 2023 or such earlier date as determined by the board of directors of the Company (the “Board”) (such date or such earlier date as may be so determined is herein referred to as the “Extended Termination Date”) (such extension is herein referred to as the “Extension”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend the Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from January 19, 2023 to July 19, 2023 (the “Trust Amendment Proposal”);

•	Proposal No. 3 - The Director Election Proposal – a proposal to re-elect Mr. Weston Twigg as Class I director of the Company to serve three-year term till the 2025 annual meeting of stockholders or until his successor is elected and qualified;

•	Proposal No. 4 - The Auditor Appointment Proposal – a proposal to ratify the engagement of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•	Proposal No. 5 - The Adjournment Proposal – a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

If the stockholders approve the Extension Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the Trust Account (each, an “Extension Payment”). Pursuant to the Merger Agreement, Estrella agrees to make payment for such Extension Payment, which will be evidenced by promissory notes issued by the Company. The Extension Payments will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rat as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Proposal must be made prior to January 19, 2023, while the second Extension Payment must be deposited into the trust account prior to 19th of each succeeding month until the termination of the Extension. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

Due to the COVID-19 pandemic, UPTD will hold the special meeting virtually You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [website] and via teleconference using the following dial-in information:

[___]

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

The Board has fixed the close of business on November 30, 2022 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the Record Date, there were 5,849,700 shares of common stock, par value $0.0001 per share, (the “Common Stock”) issued and outstanding, including 4,430,000 outstanding public shares.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 3, 2022, on September 30, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of UPTD (“Merger Sub”), and Estrella Biopharma, Inc., a Delaware corporation (“Estrella”). Pursuant to the Merger Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into Estrella (the “Merger”), with Estrella surviving the Merger as a wholly owned subsidiary of the Company (“Surviving Company”).

The purpose of the Extension Amendment is to allow the Company to have more time to complete the Business Combination with Estrella or another alternative business combination. The Company’s initial public offering (the “IPO”) prospectus (the “IPO Prospectus”) dated July 19, 2021 and the Charter provide that we have until January 19, 2023 (the “Current Termination Date”) to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Further, the IPO Prospectus and the Charter provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

The Board currently believes that there will not be sufficient time before January 19, 2023 for the Company to complete the Business Combination with Estrella or another alternative business combination. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to approve the Extension Proposal and to extend the date by which the Company must consummate a business combination in order to provide the Company’s stockholders with the opportunity to participate in this prospectus transaction. In the event that we consummate the Merger and the Business Combination prior to the scheduled date of the special meeting, we will cancel the special meeting accordingly.

Public stockholders of shares of Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal and the Trust Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposal, the Trust Amendment Proposal or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders. if the Extension Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting. Provided that there is a quorum, Approval of the Extension Proposal and the Trust Amendment Proposal require the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock. A plurality vote of the shares of Common Stock cast in respect of the Director Election Proposal present in person (including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting is required for the re-election of the Class I director in the Director Election Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting is required to approve the Auditor Appointment Proposal and the Adjournment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $45.62 million held in the Trust Account (as defined below) as of September 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved by January 19, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”) including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

Prior to the IPO, we issued certain shares of Common Stock (the “Founder Shares”) to TradeUP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and Tradeup INC. a Delaware limited liability company (together with the Sponsor, the “Founders”). In the IPO, we issued and sold to the public, units, each consisting of one share of Common Stock and one-half of one warrant. We also issued shares of Common Stock (the “Private Shares”) in a private placement to the Founders.

The Founders, officers, and directors (collectively, the “UPTD Initial Stockholders”) have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and Private Shares held by them if the Company fails to complete a business combination on or before the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether he Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. We have not asked the Sponsor to reserve for such indemnification obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extension will constitute consent for UPTD to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a business combination on or before January 19, 2023. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through July 19, 2023 if the Extension is approved.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, and our 2021 annual report on Form 10-K are first being mailed to stockholders on or about [__], 2022.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.       This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the special meeting of stockholders in lieu of the annual meeting of stockholders (the “special meeting”) to be held on virtually December 22, 2022 at 9:00 a.m., Eastern Time, or at any adjournments or postponements thereof. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [website] and via teleconference using the following dial-in information:

[__]

If you plan to attend the virtual special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?

A.       You are being asked to vote on:

•     a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date before which the Company must complete a business combination from January 19, 2023 (the “Current Termination Date”) to July 19, 2023 or such earlier date as determined by Board (such date or such earlier date as may be so determined is herein referred to as the “Extended Termination Date”) (such extension is herein referred to as the “Extension”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Extension Amendment”);

•      a proposal to amend the Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from January 19, 2023 to July 19, 2023 (the “Trust Amendment Proposal”);

●     a proposal to re-elect Mr. Weston Twigg as Class I director of the Company to serve three-year term till the 2025 annual meeting of stockholders or until his successor is elected and qualified; and

●     a proposal to ratify the engagement of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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Q. What is the purpose of the Extension?

A.       The purpose of the Extension is to provide the Company with sufficient time to complete a business combination. The Board believes that it is in the best interests of the Company’s stockholders to provide the Company with more time to consummate a business combination. We intend to hold another stockholders meeting in order to seek stockholder approval of a proposed business combination. Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extension is implemented, such approval will constitute consent for us to remove an amount from the Trust Account (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public share, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Termination Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal and the Trust Amendment Proposal.

If the Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (as defined below) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $45.62 million (including interest but less the funds released to pay taxes) that was in the Trust Account as of September 30, 2022, which could impact our ability to consummate a business combination.

If the Extension Proposal and the Trust Amendment Proposal are not approved by January 19, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The UPTD Initial Stockholders (as defined below) have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

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Q. Why is the Company proposing the Extension Proposal and Trust Amendment Proposal?

A.       On September 30, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of UPTD (“Merger Sub”), and Estrella Biopharma, Inc., a Delaware corporation (“Estrella”). Pursuant to the Merger Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into Estrella (the “Merger”), with Estrella surviving the Merger as a wholly owned subsidiary of the Company (“Surviving Company”). At the closing of the Merger (the “Closing”), the Company will change its name to “Estrella Immunopharma, Inc.” The Company has filed a proxy statement/registration statement on Form S-4 (File No.333-267918) (the “Merger Proxy Statement”) on October 18, 2022 to submit the Merger and other transactions contemplated thereby (the “Business Combination”) along with other relevant proposals to the stockholders to be voted on.

The Company’s initial public offering (the “IPO”) prospectus (File No. 333-253322) (the “IPO Prospectus”) dated July 19, 2021 and the Charter provide that we have until January 19, 2023 (the “Current Termination Date”) to complete a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before January 19, 2023 for the Company to complete the Business Combination with Estrella or another alternative business combination. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to approve the Extension Proposal in order to amend the Charter and to extend the date by which the Company must consummate a business combination in order to provide the Company’s stockholders with the opportunity to participate in this prospectus transaction. Assuming that the Extension Proposal is so approved and the Charter is amended, the Company will have to consummate the Business Combination or an alternative initial business combination before the Extended Termination Date.

Public stockholders of shares of Common Stock sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal and the Trust Amendment Proposal (the “Election”), regardless of whether such public stockholders vote “FOR” or “AGAINST,” or abstain from voting on, the Extension Proposal, the Trust Amendment Proposal or otherwise at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public stockholders.

You are not being asked to vote on any proposed business combination at this time. If the Extension Proposal is approved and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

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Q. Why should I vote for the Extension Proposal and the Trust Amendment Proposal?

A.        The approval of the Extension Proposal is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

The Company has filed the Merger Proxy Statement with the SEC and will mail the definitive Merger Proxy Statement to stockholders to approve the Business Combination. However, because it is likely the Company will not be able to conclude the Business Combination by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate the Extension are embodied in the Extension Amendment.

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Proposal and the Trust Amendment Proposal to allow us to extend the Current Termination Date for an additional 6 months, from January 19, 2023 to July 19, 2023. The Extension Proposal and the Trust Amendment Proposal would give us the opportunity to complete the Business Combination with Estrella or an alternative business combination.

The Charter provides that if our stockholders approve an amendment to the Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before the Current Termination Date, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter. The Board also believes, however, that it is in the best interests of our stockholders to provide the Company with additional time to complete a business combination.

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Q. What is Extension Payment and how it impacts the redemption price?

A. If the stockholder approves the Extension Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the Trust Account (each, an “Extension Payment”). Pursuant to the Merger Agreement, Estrella agrees to make payment for such Extension Payment, which will be evidenced by promissory notes issued by the Company. The Extension Payments will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rat as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Proposal must be made prior to January 19, 2023, while the second Extension Payment must be deposited into the trust account prior to 19th of each succeeding month until the termination of the Extension. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

The per-share pro rata portion of the trust account on the Record Date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[__]. If the Extension is approved and the Company takes full six months to complete the Merger, the redemption amount per share at the meeting for the Merger or the Company’s subsequent liquidation will be approximately $[__], including six Extension Payments of 5 cents per share each. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of $ [__] in comparison to the current redemption amount of $[__] per share (solely based on the redemption price as of the current Record Date) and full six-month extension).

Q. How do the UPTD Initial Stockholders intend to vote their shares?

A.        Prior to the IPO, we issued certain shares of Common Stock (the “Founder Shares”) to TradeUP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and Tradeup INC. a Delaware limited liability company (together with the Sponsor, the “Founders”). We also issued shares of Common Stock (the “Private Shares”) in a private placement to the Founders simultaneously with the closing of the IPO.

The Founders, and all of our directors, and executive officers (the “UPTD Initial Stockholders”) are expected to vote any shares of Common Stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Further, the UPTD Initial Stockholders are not entitled to redeem their Founder Shares and Private Shares. With respect to shares purchased in the open market by the UPTD Initial Stockholders, such public shares may be redeemed. On the Record Date, the UPTD Initial Stockholders beneficially owned and were entitled to vote 1,419,700 shares of Common Stock, representing approximately 24.27% of our issued and outstanding Common Stock. The UPTD Initial Stockholders did not beneficially own any public shares as of such date.

The UPTD Initial Stockholders may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of UPTD may be voted in favor of the proposals.

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Q. How does the Board of Directors recommend I vote?

A.       After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” all the proposals, including the Extension Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Appointment Proposal.

Q. Who may vote at the special meeting?

A.       The Board has fixed the close of business on November 30, 2022 as the date for determining the stockholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q. How many votes must be present to hold the special meeting?	A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person (including virtual presence) or by proxy, will be required to conduct the special meeting.
Q. How many votes do I have?

A.       You are entitled to cast one vote at the special meeting for each share you held as of November 30, 2022, the Record Date for the special meeting. As of the close of business on the Record Date, there were 5,849,700 outstanding shares, including 4,430,000 outstanding public shares.

Q. What is the proxy card?

A.       The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q. What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A.       Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

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Q. What vote is required to approve each of the proposals?

A.        Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock .

Approval of the re-election of each of the Class I director in the Director Election Proposal requires a plurality vote of the shares of Common Stock cast by the stockholders present in person including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting. This means that the one nominee who receive the highest number of “FOR” votes will be elected as director.

Approval of the Auditor Appointment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Extension Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Appointment Proposal.

With respect to the Director Election Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of directors, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established..

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Q. What if I don’t want to vote for the Extension Proposal or the Trust Amendment Proposal?

A.        If you do not want the Extension Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. You will be entitled to make the Election to redeem your shares for cash in connection with this vote regardless of whether you vote for or against, or abstain from voting on, the Extension Proposal or the Trust Amendment Proposal. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the Charter.

In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Proposal is approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment become effective.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than the extension until the Extended Termination Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a business combination. We have provided the Election for all holders of public shares, including those who vote for the Extension Proposal or the Trust Amendment and holders should receive the funds shortly after the special meeting which is scheduled for December 22, 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate a business combination by July 19, 2023, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

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Q. What happens if the Extension Proposal is not approved?

A.       If the Extension Proposal is not approved and we have not consummated a business combination by January 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

Q. If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A.       If the Extension Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a business combination until July 19, 2023. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, Common Stock, and warrants will remain publicly traded. We will then continue to work to consummate a business combination by July 19, 2023.

If the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account, and the percentage interest of the Company’s shares held by the Initial Stockholders will increase. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment is implemented, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of September 30, 2022. However, we will not proceed with the Extension Amendment if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal and the Trust Amendment Proposal.

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Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on?

A.        Unless you elect to redeem all of your shares, you will be able to vote on any business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., UPTD’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on?	A. Public stockholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal regardless of how such public stockholders vote in regard to the Extension Proposal and Trust Amendment Proposal or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in the Trust Account to the public stockholders. Public stockholders are not required to affirmatively vote either for or against the Extension Proposal or the Trust Amendment Proposal n in order to redeem their shares for a pro rata portion of the funds held in the Trust Account. This means that public stockholders who hold public shares on or before such date that is two business days before the special meeting may elect to redeem their shares whether or not they are holders of the Record Date, and whether or not they vote for the Extension Proposal and Trust Amendment Proposal or even abstain from voting on. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.
Q. What is the deadline for voting my shares?	A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.
Q. Is my vote confidential?	A. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

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Q. Where will I be able to find the voting results of the special meeting?

A.       We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?

A.       The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy, Inc. to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q. How can I submit my proxy or voting instruction form?

A.       Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?

A.        If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., UPTD’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Q. How are votes counted?

A.       Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock.

Approval of the re-election of the Class I director in the Director Election Proposal requires a plurality vote of the shares of Common Stock cast in respect of the Director Election Proposal present in person (including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting. This means that the one nominee who receives the highest number of “FOR” votes will be elected as directors.

Approval of the Auditor Election Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy and entitled to vote at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Extension Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Proposal.

With respect to the Director Election Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the results of the election of director, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. Only the Auditor Appointment Proposal is considered a routine matter. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

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Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.       With respect to the Extension Proposal, the Trust Amendment Proposal and the Director Election Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Appointment Proposal.

Q. What is a quorum requirement?

A.       A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of Common Stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.       Only holders of record of Common Stock at the close of business on November 30, 2022, the Record Date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the Record Date, 5,849,700 shares of Common Stock, including 4,430,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Extension Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Extension Proposal and the Trust Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Director Election Proposal and the Auditor Appointment Proposal. The Board also recommends that you vote “FOR” the Adjournment Proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

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Q. What interests do the Initial Stockholders have in the approval of the proposals?

A.        The Initial Stockholders, including the Founders, directors and officers of the Company, have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares and Private Shares and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of the Initial Stockholders.”

Q. What if I object to the Extension Proposal and Trust Amendment Proposal? Do I have appraisal rights?

A.        If you do not want the Extension Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by July 19, 2023. Our stockholders do not have appraisal rights in connection with the Extension Proposal and Trust Amendment Proposal under the DGCL.

Q. What happens to the UPTD’s warrants if the Extension Proposal and the Trust Amendment Proposal are not approved?

A.        If the Extension Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by January 19, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Q. What happens to the UPTD warrants if the Extension Proposal and the Trust Amendment Proposal are approved?	A. If the Extension Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a business combination until July 19, 2023, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

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Q. How do I vote?

A.       If you are a holder of record of Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Common Stock?

A.       If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by July 19, 2023.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, Attn: Chief Executive Officer, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

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Q. Who is paying for this proxy solicitation?

A.        We will pay for the entire cost of soliciting proxies. We have also retained Advantage Proxy, Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Advantage Proxy, Inc.  will be paid by us. We estimate that our proxy solicitor fees will be approximately $10,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?

A.       We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?

A.        If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your subunit certificates (if any) and other redemption forms (either physically or electronically) to UPTD’s transfer agent at the address below at least one (1) business day prior to the vote at the extraordinary general meeting. If you have questions regarding the certification of your position or delivery of your subunit certificates (if any) and other redemption forms, please contact:

VStock Transfer, LLC

18 Lafayette Place,

Woodmere, NY 11598

Attn: Chief Executive Officer

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension Amendment or the amendment to the Trust Agreement or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account; or

•	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated July 19, 2021 (Registration No. 333-253322), our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, our proxy statement/registration statement on Form S-4 in connection with the Business Combination, as amended from time to time (File No.333-267918) and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to throughout this report as our initial business combination.

On July 19, 2021, we consummated our IPO of 4,000,000 units at a price of $10.00 per unit, generating gross proceeds of $40,000,000. Each unit consists of one share of Common Stock and one-half of one redeemable warrant (“warrant”), with each warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. On July 21, 2021, the underwriter partially exercised its over-allotment option, resulting in our issuance of an additional 430,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the option, an aggregate of 4,430,000 units have been issued in the IPO, with aggregate gross proceeds of $44,300,000.

Our units began trading on July 15, 2021 on the Nasdaq Capital Market (“Nasdaq”) under the symbol “UPTDU.” Commencing on September 7, 2021, the shares of Common Stock and warrants comprising the units began separate trading on Nasdaq under the symbols “UPTD” and “UPTDW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “UPTDU.”

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Prior to our IPO, on January 20, 2021, the Sponsor acquired 1,150,000 Founder Shares for an aggregate purchase price of $25,000. On February 11, 2021, in connection with a restructure of the Sponsor, the Sponsor forfeited 1,150,000 Founder Shares upon the receipt of the refund of purchase price of $25,000. On February 12, 2021, the Sponsor acquired 920,000 Founder Shares for a purchase price of $20,000 and Tradeup INC. acquired 230,000 Founder Shares for a purchase price of $5,000, respectively. Up to 42,500 Founder Shares were forfeited by the Founders in connection with the underwriters’ partial exercise of the over-allotment option in the IPO. As a result, the Sponsor held 886,000 and Tradeup INC. held 110,750 Founder Shares, respectively. The Founder Shares may not, subject to certain limited exceptions, be transferred, assigned, or sold by the holder. The Founders have transferred each independent director 10,000 Founder Shares immediately following the consummation of the IPO and have agreed to transfer additional 10,000 Founder Shares upon completion of our initial business combination provided that such independent director has stayed with us until the completion of our initial business combination.

Simultaneously with the consummation of the IPO, we consummated the private placement of 295,000 Private Shares, at a purchase price of $10.00 per share, generating gross proceeds of $2,950,000. In connection with the partial exercise of the underwriters’ over-allotment option, we issued additional 17,200, generating additional gross proceeds of $172,000.

A total of $ 45,186,000 from the net proceeds of the sale of the units in the IPO and the sale of the private placements, including as a result of the partial exercise of the underwriters’ over-allotment option, was placed in the Trust Account established for the benefit of our public stockholders, with Wilmington Trust, National Association, acting as trustee.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the private placements, although substantially all the net proceeds are intended to be applied generally towards consummating a business combination.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Initial Stockholders and other parties to fund our operations.

As of September 30, 2022 and December 31, 2021, $73,752 and $478,868, of cash was held outside of the Trust Account and was available for working capital purposes, respectively. Interest earned on the Trust Account balance through September 30, 2022 and December 31, 2021 available to be released to us for the payment of tax obligations amounted to $[__] and $1,428, respectively.

As of September 30, 2022 and December 31, 2021, we had approximately $45,459,609 and $45,187,428 (including interest but less the funds used to pay taxes) in the Trust Account, respectively.

The mailing address of our principal executive office is 437 Madison Avenue, 27th Floor, New York, New York 10022, and our telephone number is (732) 910-9692.

Proposed Business Combination with Estrella

During UPTD’s search for a suitable target for a business combination, UPTD had looked approximately 22 potential target companies and signed letter of intent with five of them, including its initial proposal to Estrella. The UPTD management team held frequent discussion regarding the various targets during this period both internally and with a wide range of management teams at potential targets. In May 2022, Estrella was introduced to UPTD by US Tiger, and UPTD, Estrella and US Tiger had an initial conference call where Estrella gave an overview presentation of Estrella’s business, in-licensed patents and intellectual property (and Eureka’s technology platform), product candidate pipeline, and the clinical trial application timetable. In June 2022, UPTD and Estrella entered into a letter of intent for a business combination.

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Estrella, a Delaware corporation, is a preclinical-stage biopharmaceutical company developing CD19 and CD22-targeted ARTEMIS® T-cell therapies with the capacity to address treatment challenges for patients with blood cancers and solid tumors. Estrella’s mission is to harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer. For more information regarding the Merger Agreement, see section entitled “Merger Agreement and Other Related Transactional Arrangement.”

Merger Agreement and Other Related Transactional Arrangement

As of the date of this proxy statement, we have entered into the Merger Agreement with Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of UPTD (“Merger Sub”), and Estrella Biopharma, Inc., a Delaware corporation (“Estrella”). Pursuant to the Merger Agreement, among other things, in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Merger Sub will merge with and into the Company (the “Merger”), with Estrella surviving the Merger as a wholly owned subsidiary of UPTD (“Surviving Company”). The Merger will become effective at such time on the date of the closing of the Merger (the “Closing”) as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time specified in the certificates of merger (the “Effective Time”). Effective as of the Closing, UPTD will change its name to “Estrella Immunopharma, Inc.”

Merger Consideration

Pursuant to the Merger Agreement, stockholders of Estrella immediately prior to the Effective Time collectively will receive from UPTD, in the aggregate, a number of newly issued shares of Common Stock equal to: (i) $325,000,000, divided by (ii) $10.00 per share in consideration of converting their shares of common stock of Estrella ("Estrella Common Stock”). Each share of the preferred stock of Estrella (the “Estrella Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time will automatically convert into a number of shares of Estrella Common Stock in accordance with the certificate of incorporation of Estrella immediately prior to the Effective Time.

Outstanding Promissory Notes and Loans

On January 19, 2021, the Sponsor agreed to loan the Company up to $400,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) June 20, 2021 or (2) the closing of the IPO. The loan would be repaid upon the closing of the IPO out of the offering proceeds not held in the Trust Account. On June 19, 2021 the Sponsor agreed to extend the maturity date of the loan to the Company to the earlier of August 31, 2021 or the closing date of the IPO. The outstanding balance under the promissory note was repaid at the closing of the IPO on July 19, 2021.

In order to finance transaction costs in connection with an intended initial business combination, the Founders, an affiliate of the Founders, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,200,000 of such loans may be convertible into private shares of Common Stock (the “Working Capital Shares”), at a price of $10.00 per share at the option of the lender. On July 25, 2022, the Company issued (i) an unsecured promissory note (“Note A”) in the amount of $204,000 to Running Lion Holdings Limited (“Running Lion”), a company limited by shares incorporated under the laws of British Virgin Islands, which is wholly-owned and controlled by Mr. Weiguang Yang, the Co-Executive Officer and director of the Company and (ii) an unsecured promissory note (“Note B,” and together with Note A, the “Notes”) in the amount of $294,600 to Tradeup INC. The proceeds of the Notes, which may be drawn down from time to time until UPTD consummates its initial business combination, will be used for general working capital purposes. The Notes bear no interest and are payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of UPTD   (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Notes may be accelerated. The payees of the Notes, Running Lion and Tradeup INC., respectively, have the right, but not the obligation, to convert their Notes, in whole or in part, respectively, into Working Capital Shares. The number of Working Capital Shares to be received by the payees thereof in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such payee by (y) $10.00. As of the date of this proxy statement, the Company has outstanding promissory notes under the working capital loans in the aggregate amount of $498,600.

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Extension Payments

If the stockholder approve the Extension Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the Trust Account (each, an “Extension Payment”). Pursuant to the Merger Agreement, Estrella agrees to make payment for such Extension Payment, which will be evidenced by promissory notes issued by the Company. The Extension Payments will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rat as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Proposal must be made prior to January 19, 2023, while the second Extension Payment must be deposited into the trust account prior to 19th of each succeeding month until the termination of the Extension. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

The per-share pro rata portion of the trust account on the Record Date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[__]. If the Extension is approved and the Company takes full six months to complete the Merger, the redemption amount per share at the meeting for the Merger or the Company’s subsequent liquidation will be approximately $[__], including six Extension Payments of 5 cents per share each. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of $[__] in comparison to the current redemption amount of $[__] per share (solely based on the redemption price as of the current Record Date) and full six-month extension).

If the Extension Proposal is not Approved

If the Extension Proposal is not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Fund or available to the Company from interest income on the Trust Account’s balance.

If the Extension Proposal is Approved

Under the terms of the proposed Extension Amendment, public stockholders may make the Election.

If the Extension Proposal is approved by holders of sixty-five percent (65%) or more of all then outstanding shares of the Common Stock, the Company will file amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date.

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You are NOT being asked to vote on any proposed business combination at this time. If the Extension Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Extension Proposal is approved (and not abandoned), the removal of the Withdrawal Amount in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Initial Stockholders of the Company.

Additionally, the Company’s Charter provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Proposal, the Company’s stockholders should be aware that if the Extension Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. The Initial Stockholders and/or their affiliate has also been advancing or funding the Company on as needed basis for working capital or payment for expenses incurred. As of the date of this proxy statement, the Company has outstanding promissory notes in the aggregate amount of $498,600. Additionally, if the stockholders approves the Extension Proposal, for each Remaining Share for each monthly period, or portion thereof during the Extension, the Company will deposit the Cash Contribution into the Trust Account. The Cash Contribution will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each remaining share in connection with a future redemption. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from the Initial Stockholders and/or their affiliates for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, the Sponsor, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, the Sponsor would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.20 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment.

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The Special Meeting

Date, Time and Place. The special meeting of stockholders will be held on December 22, 2022 at 9:00 a.m., Eastern Time, virtually at [website] and via teleconference using the following dial-in information:

[__]

If you plan to attend the virtual online special meeting, please be sure to follow instructions found on your proxy card, voting instruction form or notice.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our Common Stock at the close of business on November 30, 2022, the Record Date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. Approval of the Extension Proposal requires the affirmative vote of at least 65% of our outstanding shares of Common Stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock.

Approval of the re-election of the Class I director in the Director Election Proposal requires a plurality vote of the shares of Common Stock cast in respect of the Director Election Proposal present in person (including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting. This means that the one nominee who receive the highest number of “FOR” votes will be elected as the Class I director.

Approval of the Auditor Appointment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

With respect to the Extension Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Auditor Appointment Proposal.

With respect to the Director Election Proposal, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of director, but “WITHHOLD” votes and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

With respect to the Auditor Appointment Proposal, “WITHHOLD” votes will have no effect on the outcome of the ratification of the appointment of auditor, but “WITHHOLD” votes will be counted in connection with the determination of whether a valid quorum is established. The Auditor Appointment Proposal is considered a routine matter, so that your broker has the discretion to vote shares held in street name in the absence of your voting instructions.

At the close of business on the Record Date, there were 5,849,700 outstanding shares of Common Stock, including 4,430,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendment is implemented, which will be paid shortly after the special meeting scheduled for December 22, 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against, or abstain from voting on, the Extension Proposal and Trust Amendment Proposal

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Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Advantage Proxy, Inc. to aid in the solicitation of proxies. Advantage Proxy, Inc. will receive a fee of approximately $10,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of the material U.S. federal income tax considerations for holders of the Company’s Common Stock that elect to have their Common Stock redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	insurance companies;

●	dealers or traders subject to a mark-to-market method of tax accounting with respect to shares of Common Stock;

●	persons holding Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

●	U.S. expatriates or former long-term residents of the United States;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies (RICs) or real estate investment trusts (REITs);

●	persons that directly, indirectly or constructively own five percent or more (by vote or value) of Common Stock;

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●	persons who received their shares of Common Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	the Sponsor or its affiliates, officers or directors;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes); and

●	tax-exempt entities.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships and their partners should consult their tax advisors with respect to the tax consequences to them of redemption. This summary assumes that stockholders hold Common Stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the stockholder’s trade or business.

WE URGE HOLDERS OF COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Treatment of Redemption of Common Stock

In the event that a holder’s Common Stock is redeemed pursuant to the exercise of its redemption right in connection with the stockholder vote regarding the Extension Proposal the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Common Stock, U.S. Holders will be treated as described under “U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below and Non-U.S. Holders will be treated as described under “Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” below. If the redemption does not qualify as a sale of Common Stock, U.S. Holders will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and Non-U.S. Holders will be subject to the tax consequences described below under “— Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. Whether a redemption qualifies for sale treatment will depend largely on the total number of Common Stock treated as held by the holder relative to all of UPTD’s shares outstanding both before and after such redemption. The redemption of Common Stock generally will be treated as a sale of Common Stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder (collectively, the “302 tests”). These tests are explained more fully below.

In determining whether any of the 302 tests is satisfied, a holder takes into account not only the Company shares actually owned by the holder, but also the Company shares that are constructively owned by such holder under the relevant rules. A holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares the holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the Company’s shares actually and constructively owned by the holder are redeemed or (ii) all of the Company’s shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other Company’s shares. The redemption of Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption.

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If none of the 302 tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Redemption Treated as a Distribution” and “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in its other shares constructively owned by such U.S. Holder.

U.S. Holders

Taxation of Redemption Treated as an Exchange of Common Stock. If the redemption qualifies as an exchange of Common Stock as described above under “— Treatment of Redemption of Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as an exchange of Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. It is unclear whether the redemption rights with respect to Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profit generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “—Taxation of Redemption Treated as an Exchange of Common Stock.”

U.S. Information Reporting and Backup Withholding. Distributions with respect to Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

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Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

Redemption of Common Stock. The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s share of Common Stock generally will follow the U.S. federal income tax characterization of such a redemption as described under “ — Treatment of Redemption of Common Stock” above.

Because the satisfaction of the 302 tests described above is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to Non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a Non-U.S. Holder pursuant to a redemption at a rate of 30% unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, or other applicable IRS Form W-8). Each holder should consult with its own tax advisors as to the tax consequences to it of any redemption of its Common Stock, including its ability to obtain a refund of any amounts withheld by filing an appropriate claim for a refund with the IRS in the event that the Non-U.S. Holder is not treated as receiving a dividend under the 302 tests.

Taxation of Redemption Treated as an Exchange of Common Stock. A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of Common Stock unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

●	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

●	Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of the Company’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, the Company believes that it is not and has not been at any time since its formation, and does not expect to be immediately after its initial business combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

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Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as an exchange of Common Stock, with respect to a Non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of Common Stock. Such a distribution to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its Common Stock, but not below zero, and thereafter as capital gain and will be treated as described above under “—Non-U.S. Holders—Taxation of Redemption Treated as an Exchange of Common Stock.”

Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. Holder of Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding. Payments of dividends on Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Common Stock paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds from a sale or other taxable disposition of Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a disposition of Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act. Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of Common Stock of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations, the preamble to which states that taxpayers may rely on them until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of Common Stock. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors regarding the possible implications of this withholding tax on their Common Stock.

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We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Proposal.

Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable the Extension Proposal, and recommends that you vote “FOR” the adoption of the Extension Amendment. See the section entitled “Reasons for the Extension Amendment — The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Founders, Directors and Executive Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Proposal No. 1 - The Extension Proposal — Interests of the Company’s Founders, Directors and Executive Officers.”

Stock Ownership

Information concerning the holdings of certain of the Company’s stockholder is set forth below under “Beneficial Ownership of Securities.”

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PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

The Extension Amendment

We are proposing to amend the Charter to allow us to extend the Current Termination Date for an additional 6 months, from January 19, 2023 to July 19, 2023.

Although the approval of the Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company must complete a business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by stockholders.  If the Extension Proposal is approved, the Company will file an amended form of the Charter with the Secretary of State of the State of Delaware. A copy of the proposed amendment to the Charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendment is implemented. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

Reasons for the Extension Amendment

The IPO prospectus and Charter originally provides that we have until January 19, 2023 (the date which was 18 months after the consummation of the IPO) to complete a business combination. The Charter and the IPO Prospectus provide that the Company may modify the Current Termination Date by amending the Charter approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock. If the Extension Proposal is not approved, and the Business Combination or another alternative business combination is not consummated by January 19, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less up to $50,000 of interest to pay dissolution expenses). Holders of warrants will receive no proceeds in connection with the liquidation with respect to such warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance.

The Initial Stockholder have each waived their respective redemption rights with respect to the Founder Shares and Private Shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the Trust Account or available to the Company from interest income on the Trust Account balance. In considering the Extension Proposal, the Board came to the conclusion that the potential benefits to complete an initial business combination to the Company and its stockholders outweighed the possibility of any liability as a result of the Extension Amendment.

From the date of the consummation of the IPO till now, the Company considered a number of potential target companies with the objective of consummating a business combination. Representatives of the Company contacted, and were contacted by, a number of individuals and entities who offered to present ideas for business combination opportunities, including US Tiger as the financial advisor to the Company in connection with the business combination. The Company compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time. This pipeline was periodically shared, in depth, with the Board.

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During that period, the Company and its representatives:

•	Identified, evaluated and contacted potential business combination targets;

•	Conducted initial business and financial due diligence or had meaningful engagements with representatives of six potential targets, including Estrella;

•	Provided an initial non-binding indication of interest to six potential acquisition targets or their representatives;

•	Submitted a letter of intent and commenced confirmatory due diligence with respect to six potential targets;

•	Prepared transaction documents pursuant to a letter of intent with one potential target; and

•	On September 30, 2022, UPTD, Merger Sub, and Estrella entered into the Merger Agreement. The Merger will be submitted to stockholders for approval at a special meeting. The Company has filed with the SEC the Merger Proxy Statement in connection with the proposed Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to stockholders as of a record date to be established for voting on the Business Combination.

The Charter currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, it is likely the Company will not be able to complete a business combination by the Current Termination Date.

As the Company is currently awaiting the effectiveness of Merger Proxy Statement for its proposed Business Combination with Estrella, it believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude the Business Combination by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this Extension are embodied in the Extension Proposal.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO Prospectus stated that if the effect of any proposed amendments to the Company’s Charter, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of all then outstanding shares of Common Stock, public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares (other than Founder Shares and Private Shares) in connection with the Extension Proposal and the Trust Amendment Proposal regardless of how such public stockholders vote. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter.

All public stockholders may make the Election. If the Extension Proposal is approved by the requisite vote of stockholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination, subject to any limitations set forth in the Charter and limitations agreed to in related agreements. In addition, public stockholders who vote for the Extension Proposal and do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public stockholders.

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As noted in “Reasons for the Extension Amendment — Possible Claims Against and Impairment of the Trust Account” below, the Extension Amendment will result in the Company incurring additional transaction expenses. The Board believes that, if the Extension Proposal is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the Trust Account, the Trust Account could possibly be reduced or subject to reduction beyond the reduction resulting from public stockholder redemptions, which could result in the reduction of a public stockholder’s current pro rata portion of the Trust Account available for distribution. Moreover, attendant litigation could result in delay in the availability of Trust Account funds for use by the Company upon completion of the business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities.

At the time the Extension Amendment becomes effective, the Company’s Trust Account proceeds will be used to pay, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Extension Payments

If the stockholder approve the Extension Proposal, for each public share that is not redeemed by the stockholder in connection with the Extension (collectively, the “Remaining Shares”, each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, the Company will deposit $0.05 per share per month in the Trust Account (each, an “Extension Payment”). Pursuant to the Merger Agreement, Estrella agrees to make payment for such Extension Payment, which will be evidenced by promissory notes issued by the Company. The Extension Payments will be deposited as additional interest on the proceeds in the Trust Account and will be distributed pro rat as a part of redemption amount to each Remaining Share in connection with a future redemption. The first Extension Payment after the approval of the Extension Proposal must be made prior to January 19, 2023, while the second Extension Payment must be deposited into the trust account prior to 19th of each succeeding month until the termination of the Extension. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

The per-share pro rata portion of the trust account on the Record Date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[__]. If the Extension is approved and the Company takes full six months to complete the Merger, the redemption amount per share at the meeting for the Merger or the Company’s subsequent liquidation will be approximately $[__], including six Extension Payments of 5 cents per share each. If you are a public shareholder and elect not to redeem the shares of Common Stock in connection with the Extension, you may be entitled to a redemption price of $ [__] in comparison to the current redemption amount of $[__] per share (solely based on the redemption price as of the current Record Date) and full six-month extension).

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Proposal, the Company’s stockholders should be aware that if the Extension Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Pursuant to the Merger Agreement, if the Company needs to effectuate an extension to the Current Termination Date, Estrella agrees to deposit certain amount to be agreed between the parties thereto and based on a reasonable good faith estimate (supported by a detailed budget prepared by the Company and subject to approval by Estrella) of the expenses to be incurred by the Company in connection with such extension, if any, into the Trust Account in order to effectuate the extension. Such deposit will be evidenced by a promissory note of the Company, payable at Estrella’s option, in cash or convertible into Working Capital Shares at $10.00 per share at the Closing. The Initial Stockholders and/or their affiliate has also been advancing or funding the Company on as needed basis for working capital or payment for expenses incurred. As of the date of this proxy statement, the Company has outstanding promissory notes in the aggregate amount of $498,600. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from the Initial Stockholders and/or their affiliates for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

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If the Company is unable to complete a business combination within the required time period, the Sponsor, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, the Sponsor would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.20 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment.

In view of the foregoing, the Board believes it in the best interests of the Company’s stockholders to approve the Extension Proposal.

We may not be able to complete the Business Combination if it is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) that might be considered by CFIUS to be a covered transaction that CFIUS would have authority to review. Moreover, significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

The Company’s Sponsor, TradeUP Acquisition Sponsor LLC, is controlled by non-U.S. persons. However, Estrella is not controlled by a non-U.S. person and does not have any substantial ties with a non-U.S. person and, upon consummation of the Business Combination, regardless of redemption levels, the Sponsor will own less than 5% of the combined company. As a result, we do not expect the Business Combination to result in “control” of a “U.S. business” by a “foreign person.” under the regulations administered by CFIUS. Additionally, we do not expect the business of Estrella to be deemed to have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” under the regulations administered by CFIUS.

Notwithstanding the above, if our determination is not correct, or if the regulations change or are interpreted differently in the future, the Business Combination may be subject to CFIUS review or review by another U.S. governmental entity and ultimately prohibited. Even if it not prohibited, any review by CFIUS or another government entity may have outsized impacts on, among other things, the certainty, timing and feasibility of the Business Combination, which would significantly limit or completely hinder our ability to complete the Business Combination and force UPTD to liquidate and our warrants to expire worthless, preventing the possibility of any price appreciation that may have occurred in our securities following the Business Combination.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock on the Record Date. If the Extension Proposal is not approved, the Extension Amendment will not be implemented. Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. With respect to the Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Initial Stockholders are expected to vote any shares of Common Stock owned by them in favor of the Extension Proposal.

Redemption Rights

If the Extension Proposal is approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected stockholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Termination Date.

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If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the Charter and the limitations contained in related agreements. In addition, public stockholders who vote for the Extension Proposal and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, NY 11598, by two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker approximately $120.00 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposal is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the Record Date. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting. If the Extension Proposal is are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public stockholders will be redeemed in accordance with the terms of the Charter promptly following such date.

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Interests of the Company’s Founders, Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Initial Stockholders, including the Founders and UPTD’s officers and directors have agreed not to redeem any shares of Common Stock in connection with a stockholder vote to approve an amendment to the Charter;

●	the beneficial ownership by the Sponsor of an aggregate of 862,000 Founder Shares and 249,760 Private Shares, which would become worthless if the Company does not complete a business combination within the applicable time period, as the Sponsor has waived any right to redemption with respect to these shares. The Sponsor paid an aggregate of approximately $19,458 for the Founders Shares and $2,497,600 for the Private Shares. The Private Shares have an aggregate market value of approximately $2.59 million, based on the closing price of Common Stock on the Record Date;

●	the beneficial ownership by Tradeup INC. of an aggregate of 104,750 Founder Shares and 31,220 Private Shares, which would become worthless if the Company does not complete a business combination Current Termination Date, as Tradeup INC. has waived any right to redemption with respect to these shares. Tradeup INC. paid an aggregate of approximately $2,365 for the Founders Shares and $312,200 for the Private Shares. The Private Shares have an aggregate market value of approximately $0.32 million, based on the closing price of Common Stock on the Record Date;

●	Tradeup INC. is an affiliate of US Tiger, an underwriter of the IPO. US Tiger is a New York based investment bank. Both Tradeup INC. and US Tiger are owned by UP Fintech, a Nasdaq listed company (Nasdaq: TIGR). UP Fintech is an online brokerage firm focusing on global Chinese investors. UPTD has entered into a Business Combination Marketing Agreement (“Business Combination Marketing Agreement”), pursuant to which the Company engages the representatives of the underwriters of the IPO (the “Representatives”) as advisors in connection with the Company’s potential business combination. the Company will pay the Representatives a deferred fee (the “Deferred Business Combination Fee”) for such services upon the consummation of an initial business combination in an amount of $1,550,000, equal to 3.5% of the gross proceeds of the IPO (exclusive of any fees which might become payable to third parties for supporting services related to a business combination);

●	Mr. Jianwei Li, the Company’s Chairman and Chief Executive Officer, is the managing member of the Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the shares of Common Stock held by the Sponsor, including 862,000 Founder Shares and 249,760 Private Shares as described above. In addition, Mr. Jianwei Li directly holds 110,750 Founder Shares and 31,220 Private Shares, which would become worthless if the Company does not complete a business combination by the Current Termination Date, as Mr. Li has waived any right to redemption with respect to these shares;

●	each of the three independent directors of the Company holds 10,000 Founder Shares, which would become worthless if the Company does not complete a business combination within the applicable time period, as the independent directors have waived any right to redemption with respect to these shares. Further, each of the independent directors is entitled to purchase 10,000 Founder Shares from the Sponsor and Tradeup INC. upon the completion of an initial business combination at the original purchase price (80% from the Sponsor and 20% from Tradeup INC);

●	in order to finance transaction costs in connection with an intended initial business combination, the Founders, an affiliate of the Founders, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a business combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,200,000 of such loans may be convertible into Working Capital Shares, at a price of $10.00 per share at the option of the lender. As of the Record Date, the Company had $498,600 outstanding under the working capital loans;

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●	the Founders and the Company’s officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred related to identifying, investigating, and consummating an initial business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such reimbursements so long as no proceeds from the Trust Account are used for such repayment. As of the Record Date, the Founders and the Company’s directors and officers and their respective affiliates had incurred approximately $[__] of such reimbursable out-of-pocket expenses;

●	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after a business combination;

●	the fact that the Founders and their respective affiliates can earn a positive return on their investment, even if the public stockholders have a negative return on their investment in the post-combination entity; and

●	in addition to these interests of the Initial Stockholders, to the fullest extent permitted by applicable laws, the Charter waives certain applications of the doctrine of corporate opportunity in some circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of the Charter or in the future, and the Company will renounce any expectancy that any of the directors or officers of the Company will offer any such corporate opportunity of which he or she may become aware to the Company. the Company does not believe that the pre-existing fiduciary duties or contractual obligations of its officers and directors materially impacted its search for an acquisition target. Further, the Company does not believe that the waiver of the application of the corporate opportunity doctrine in the Charter had any impact on its search for a potential business combination target.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Extension Proposal. These interests were considered by the Board when they approved the Extension Proposal.

The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the Extension Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Proposal, as the Company is currently awaiting the effectiveness of its Merger Proxy Statement for its proposed Business Combination with Estrella, it believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this Extension are embodied in the Extension Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO Prospectus stated that if the effect of any proposed amendments to the Charter, if adopted, would be to delay the date on which a stockholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of all then outstanding shares of Common Stock, public stockholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Proposal regardless such public stockholders vote for or against, or abstain from voting on. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination by the Current Termination Date (unless such date is extended). However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in the Trust Account to the public stockholders.

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Having taken into account the matters discussed above, the Board believes that, if the Extension Proposal is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Board has unanimously approved the Extension Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Company’s Founders, Directors and Executive Officers”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public stockholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s stockholders to the best of their ability, which they, as Company stockholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Extension Proposal is fair to, and in the best interests of, the Company and its stockholders, and has declared them advisable.

Our Board recommends that you vote “FOR” the Extension Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $45,186,000 was initially placed in the Trust Account governed by the Trust Agreement with Wilmington Trust, National Association acting as the trustee. As of the Record Date, the balance of the Trust Account is $[__].

Wilmington Trust, National Association’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that the trustee shall comment liquidation of the Trust Agreement only after and within two business days following (x) its receipt of the applicable instruction letter delivered by the Company to instruct the trustee to liquidate the Trust Account or (y) upon the date which is the later of (1) 18 months from the date of the closing of the IPO, or January 19, 2023, and (2) such later date as may be approved by the Company’s stockholders in accordance with the Charter. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

If a business combination is not consummated by the Current Termination Date, January 19, 2023 and there is no Extension, the Trust Account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of the then outstanding shares of Common Stock, voting together as a single class.

Our Board has determined that there is not sufficient time before the Current Termination Date to consummate a business combination and our Board desires to have the flexibility to extend the Company’s time to complete a business combination on terms other than those set forth in the Charter. Accordingly, our Board believes that in order to successfully complete a business combination, it is appropriate to amend the Trust Agreement.

We are proposing to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to extend the liquidation date from January 19, 2023 (eighteen (18) months from the closing of the IPO) to July 19, 2023, the Extended Termination Date.

The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the liquidation of the Trust Account to match the Extended Termination Date if the Extension Proposal is approved. The Trust Amendment Proposal is necessary in conjunction with the Extension Proposal because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Extension Proposal was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Consequences If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved by January 19, 2023, unless there is an Election, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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In addition, each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Current Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

The Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

Consequences If the Trust Amendment is Approved

If the Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Termination Date. We will then continue to work to consummate a business combination by Extended Termination Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock on the Record Date. Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of the Initial Stockholders are expected to vote any shares of Common Stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Proposal – Interests of the Company’s Founders, Directors and Executive Officers.”

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL NO. 3 – THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year term and only one class of directors being elected in each year. The term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2022 annual general meeting – Weston Twigg; Class II, with a term expiring at the 2023 annual general meeting – Tao Jiang and James Long; and Class III, with a term expiring at the 2024 annual general meeting – Jianwei Li and Weiguang Yang.

At the special meeting, one Class I director will be re-elected to the Company’s Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Mr. Weston Twigg for re-election as the Class I director.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominee. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgement. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

For a biography of Mr. Weston Twigg, please see the section entitled “Management.”

Required Vote

Approval of the re-election of the Class I director in the Director Election Proposal requires a plurality vote of the shares of Common Stock cast in respect of the Director Election Proposal present in person (including virtual presence) or represented by proxy and entitled to vote thereon at the special meeting. This means that the Class I director nominee who receives the highest number of “FOR” votes will be elected as the Class I director, even if such nominee do not receive a majority of the votes cast. You may vote for or withhold your vote for all, or any, of the nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of directors in the Director Election Proposal.

All of the Initial Stockholders are expected to vote any shares owned by them in favor of re-election of the Class I director in the Director Election Proposal.

Recommendation of the Board

Our Board recommends that you vote “FOR” the re-election of the Class I director nominee named above.

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Proposal – Interests of the Company’s Founders, Directors and Executive Officers.”

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PROPOSAL NO. 4 – THE AUDITOR APPOINTMENT PROPOSAL

We are asking our stockholders to ratify and approve the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Friedman LLP (“Friedman”) previously audited our financial statements for the fiscal year ended December 31, 2021. Based on information provided by Friedman, the Company’s previous independent registered public accounting firm, effective September 1, 2022, Friedman combined with Marcum LLP and continued to operate as an independent registered public accounting firm. Friedman continued to serve as the Company’s independent registered public accounting firm through October 10, 2022. On October 10, 2022, the Board and the audit committee of the Board approved the dismissal with Friedman and engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2022. The services previously provided by Friedman will now be provided by Marcum LLP. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The aggregate fees billed to our Company Friedman LLP for the period from January 6, 2021 (inception) through December 31, 2021 are as follows:

For the period January 6, 2021 (inception) through December 31, 2021
Audit Fees	$56,000
Audit-Related Fees	$—
Tax Fees	$—
All Other Fees	$—

Audit fees were for professional services rendered by Friedman for the audit of our annual financial statements, and services that are normally provided by Friedman in connection with statutory and regulatory filings or engagements for that fiscal year, including in connection with our IPO. “Audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees.”

Pre-Approval Policy

Because our audit committee was not formed until July 14, 2021, the audit committee did not pre-approve all of the foregoing services before July 14, 2021, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

Approval of the Auditor Appointment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal.

All of the Initial Stockholders are expected to vote shares of Common Stock owned by them in favor of the Auditor Appointment Proposal.

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Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Proposal – Interests of the Company’s Founders, Directors and Executive Officers.”

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PROPOSAL NO. 5 – THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtual presence) or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

All of the Initial Stockholders are expected to vote shares of Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

When you consider the recommendation of our Board, you should keep in mind that the Initial Stockholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 - The Extension Proposal – Interests of the Company’s Founders, Directors and Executive Officers.”

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MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
Jianwei Li	43	Chairman, Co-Chief Executive Officer
Weiguang (James) Yang	39	Co-Chief Executive Officer, Director
Luqi “Lulu” Wen	40	Chief Financial Officer, Secretary
Weston Twigg	48	Director
Tao Jiang	52	Director
James Long	50	Director

Mr. Jianwei Li is our Co-CEO and chairman. Mr. Li was also Chairman and Co-Chief Executive Officer of another blank check company, TradeUP Global Corporation (Former Nasdaq: TUGC) (“TradeUP Global”), and in March 2022, became a director of SAI.TECH Global Corp. (Nasdaq: SAI), the post-combination entity of TradeUP Global upon its business combination with SAITECH Limited until his resignation in August 2022. Mr. Li has served as the founding and managing partner of Zhencheng Capital, an investment firm, specializing in early-stage investments since May 2016. Fromm May 2015 to May 2016, Mr. Li served as Chief Investment Officer and Partner at ZhenFund, an early-stage investment firm. From July 2011 to May 2015, Mr. Li served as Vice President at Sequoia Capital China and led the investments in artificial intelligence hardware and corporate service sectors. From February 2007 to June 2011, Mr. Li served as Vice President at Fidelity Growth Partners Asia and oversaw investments in the technology, media, and telecom sector. From July 2004 to January 2007, Mr. Li was a consultant at Boston Consulting Group. Mr. Li holds his Bachelor’s and Master’s degrees from Beijing University of Posts and Telecommunications. Mr. Li was ranked #88 on 2020 Forbes China top 100 venture investors.

Mr. Weiguang (James) Yang is our Co-CEO and a director. Mr. Yang currently serves as the President, Chairman, and Chief Executive Officer of Zhongchao, Inc., a Nasdaq-listed company (Nasdaq: ZCMD), which he founded in 2012. From June 2013 to June 2016, Mr. Yang served as the first Chinese board member on the Global Alliance for Medical Education, a non -profit organization dedicated to the advancement of innovation in medical education throughout the world. From October 2005 to July 2012, Mr. Yang was the general manager at Medwork, a continuing medical education company. Mr. Yang obtained a Bachelor’s degree in Clinical Medicine Science (traumatic surgery) from Gannan Medical University in 2005. Mr. Yang also attended the master course of Social Medicine and Health Management as continuing education from 2006 to 2008 in Capital Medical University of China. From 2010 to 2012, Mr. Yang took part in the master course of Integrated Marketing Communication in Tsinghua University.

Ms. Luqi (Lulu) Wen is our Chief Financial Officer and secretary. Ms. Wen has been the financial director of Zhencheng Capital since May 2016. From January 2021 to April 2022, Ms. Wen served as Chief Financial Officer of TradeUP Global prior to the consummation of its business combination with SAI.TECH Global Corp. (Nasdaq: SAI). Form August 2011 to May 2016, Ms. Wen served as the senior finance manager in Harvest fund, a Chinese institutional asset manager. She also worked as a financial reporting manager at DHL-Sinotrans from 2007 through 2010 and senior financial analyst at Lenovo Greater China from 2005 to 2007. Ms. Wen received her Bachelor’s degree from Sichuan University in Business Administration and Master’s degree from the University of Leeds in International Finance. In addition, she holds CFA and ACCA designations.

Mr. Weston Twigg is one of our independent directors. Mr. Twigg served as a Managing Director and Equity Research Analyst leading the Industry 4.0 Software and Systems research practice at Piper Sandler, from July 2021 to September 2022. Before joining Piper Sandler, he was a Managing Director and Equity Research Analyst leading the semiconductor equity research group at KeyBanc Capital Markets from 2014 to 2021. Before joining KeyBanc Capital Markets, Mr. Twigg was an Associate Equity Analyst from 2005 to 2007, Senior Equity Analyst from 2007 to 2012, and Principal from 2012 to 2014 at Pacific Crest Securities until Pacific Crest Securities was acquired by KeyBanc Capital Markets in September 2014. Prior to joining Pacific Crest Securities, Mr. Twigg worked in the semiconductor industry as a senior engineer at Intel from 2000 to 2005, and before that, as a process engineer at Samsung from 1998 to 2000. Mr. Twigg received his MBA from the Michael G. Foster School of Business, University of Washington, his Master of Science in Chemical Engineering from Michigan State University, and his Bachelor’s degree in Chemistry from Albion College. Mr. Twigg was recognized as one of the Top Ten Stock Pickers in the U.S. by Financial Times in 2011.

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Mr. Tao Jiang is one of our independent directors. Mr. Jiang is the Founder & Chairman of China Software Developer Community (“CSDN”), and the founding partner of GeekFounders. Mr. Jiang has over 25 years of experience in the software and internet industry as a programmer, entrepreneur, and angel investor. From March 2021 to April 2022, Mr. Jiang was a director of TradeUP Global prior to the consummation of its business combination with SAI.TECH Global Corp. (Nasdaq: SAI). In 1999, Mr. Jiang founded CSDN, a professional Chinese IT technology community, which currently has more than 31 million registered users, and is ranked 30th in Alexa global website traffic rank. In 2011, Mr. Jiang founded GeekFounders, and invested in a variety of high-tech startups. Prior to founding CSDN and GeekFounders, Mr. Jiang worked at Giant Network Group Co from 1992 to 1997 and Kingsoft Corporation in 1997 and led the development of Giant’s handwriting computer, PowerWord, and Herosoft Player. Mr. Jiang received his Bachelor’s degree from Sichuan University in computational mathematics and application software.

Mr. James Long is one of our independent directors. Mr. Long serves as the Chairman and CEO of MDLand International Corp., a digital healthcare company based in New York City providing cloud-based technology solutions to medical practices and healthcare organizations since October 2005. Previously, from 1998 to 2005, Mr. Long was a Vice President/Consultant at JPMorgan Chase, responsible for the development and the support of applications for treasury services solutions. Prior to JPMorgan Chase, from 1995 to 1997, Mr. Long was a system engineer at Periphonic (acquired by Nortel) to develop the first-generation natural language processing-based voice applications and was a principal engineer at Medical Systems for the federally-fund small business innovation research project. Mr. Long completed the Stanford Executive Program Flex from Stanford University in February 2022 and is currently a member of Alumni Association of the Graduate School of Business at Stanford. Mr. Long holds a Master of Science degree in Physics with an emphasis on digital signal processing from the University of Wisconsin and a Bachelor of Science degree in Physics with an emphasis on microcomputers from Zhongshan (Sun Yat-Sen) University.

Committees of the Board of Directors

The Board has two standing committees: an audit committee and a compensation committee, both of which are composed solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available to view by accessing our public filings at the SEC’s web site at www.sec.gov..

Audit Committee

The members of our audit committee are Messrs. Twigg, Jiang and Long. Mr. Twigg serves as chairman of the audit committee. Each member of the audit committee is financially literate and the Board has determined that Mr. Twigg qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Messrs. Twigg, Jiang and Long meet the independent director standard under Nasdaq’s listing standards.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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•	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Twigg, Jiang and Long. Mr. Jiang serves as chairman of the compensation committee. Messrs. Twigg, Jiang and Long meet the independent director standard under Nasdaq’s listing standards.

We have adopted a compensation committee charter, which details the purpose and responsibilities of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

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The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Ethics (“Code of Ethics”) that applies to all of our executive officers, directors and employees. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have filed a copy of our Code of Ethics, our Audit Committee Charter and our Compensation Committee Charter as exhibits to our IPO Prospectus. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

None of our officers or directors has received any cash compensation for services rendered to us, except that the Founders have transferred each independent director 10,000 Founder Shares immediately following the consummation of the IPO and have agreed to transfer additional 10,000 Founder Shares upon completion of our initial business combination provided that such independent director has stayed with us until the completion of our initial business combination. Other than as set forth elsewhere in this report, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.

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Following a business combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Compensation Committee Interlocks and Insider Participation

None.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 30, 2022, with respect to the beneficial ownership of our Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our executive officers and directors that beneficially owns shares of Common Stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units as these warrants are not convertible or exercisable within 60 days of November 30, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
All executive officers and directors as a group (6 individuals)	1,283,730	21.95%
Jianwei Li(2)(3)	1,253,730	21.43%
Weiguang Yang	-	-
Luqi (Lulu) Wen	-	-
Weston Twigg(3)	10,000	*
Tao Jiang(3)	10,000	*
James Long(3)	10,000	*

5% Stockholders of UPTD			%
TradeUP Acquisition Sponsor LLC(2)(3)	1,111,760	19.01%

*       Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o TradeUP Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, New York 10022.

(2)	The Sponsor is the record holder of the shares of Common Stock reported herein. Mr. Jianwei Li, the Chairman and Chief Executive Officer of the Company, is the managing member of the Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the shares of Common Stock held by the Sponsor.

(3)	Pursuant to a securities assignment agreement, dated July 14, 2021, among the Founders and the independent directors of UPTD, the Founders agreed to sell to each independent director 10,000 Founder Shares upon the Closing, among which 80% will be sold by the Sponsor and 20% by Tradeup INC., at the same purchase price that the Founders originally paid to acquire such Founder Shares.

(4)	On March 4, 2022, Mr. Jianwei Li and Tradeup INC. entered into a securities transfer agreement, pursuant to which Tradeup INC. agreed to sell to Mr. Li a total of 141,970 shares of UPTD Common Stock (110,750 Founder Shares and 31,220 Private Shares) at the same purchase prices that Tradeup INC. originally paid to acquire such shares.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Founder and Private Placement Shares

On January 20, 2021, the Sponsor acquired 1,150,000 Founder Shares for an aggregate purchase price of $25,000. On February 11, 2021, in connection with a restructure of the Sponsor, the Sponsor forfeited 1,150,000 Founder Shares upon the receipt of the refund of purchase price of $25,000. On February 12, 2021, the Sponsor acquired 920,000 Founder Shares for a purchase price of $20,000 and Tradeup INC. acquired 230,000 Founder Shares for a purchase price of $5,000, respectively.

As of September 30, 2022 and December 31, 2021, there were 1,107,500 Founder Shares issued and outstanding. The aggregate capital contribution was $25,000, or approximately $0.02 per share.

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO.

Each of the Founders have agreed not to transfer, assign, or sell 50% of its Founder Shares until the earlier to occur of: (A) six months after the date of the consummation of UPTD’s initial business combination, or (B) the date on which the closing price of Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial business combination and the remaining 50% of the Founder Shares may not be transferred, assigned, or sold until six months after the date of the consummation of the Company’s initial business combination, or earlier, in either case, if, subsequent to the UPTD’s initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all our stockholders having the right to exchange their shares for cash, securities, or other property.

On July 19, 2021, UPTD consummated the sale of 295,000 Private Shares at a price of $10.00 per share in the Concurrent Private Placement to the Sponsor and Tradeup INC., among which the Sponsor purchased 236,000 Private Shares and Tradeup INC. purchased 59,000 Private Shares, generating gross proceeds of $2,950,000. On July 21, 2021, UPTD consummated the sale of additional 17,200 Private Shares to the Sponsor and Tradeup INC. at a price of $10.00 per Private Share, among which the Sponsor purchased 13,760 Private Shares and Tradeup INC. purchased 3,440 Private Shares, generating total proceeds of $172,000. The Private Shares are identical to the shares of UPTD Common Stock sold as part of the UPTD Units in the IPO, subject to limited exceptions. The Private Shares will not be transferable, assignable, or salable until 30 days after the completion of UPTD’s initial business combination.

Promissory Note — Related Party

On January 19, 2021, the Sponsor agreed to loan UPTD up to $400,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and was due at the earlier of (1) June 20, 2021 or (2) the closing of the IPO. The loan was repaid upon the closing of the IPO out of the offering proceeds not held in the Trust Account. On June 19, 2021, the Sponsor agreed to extend the maturity date of the loan to UPTD to the earlier of August 31, 2021 or the closing date of the IPO. The outstanding balance of the loan was repaid at the closing of the IPO on July 19, 2021.

Related Party (Working Capital) Loans

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Founders or an affiliate of the Founders or certain of UPTD’s officers and directors may, but are not obligated to, loan the UPTD funds as may be required. If the UPTD completes the initial business combination, it would repay such loaned amounts. In the event that an initial business combination is not consummated, UPTD may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,200,000 of such loans may be convertible into Working Capital Shares, at a price of $10.00 per share at the option of the lender.

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On July 25, 2022, UPTD issued (i) Note A in the amount of $204,000 Running Lion, a company limited by shares incorporated under the laws of British Virgin Islands, which is wholly-owned and controlled by Mr. Weiguang Yang, the Co-Executive Officer and director of UPTD and (ii) Note B in the amount of $294,600 to Tradeup INC.. The proceeds of the Notes, which may be drawn down from time to time until UPTD consummates its initial business combination, will be used as general working capital purposes.

The Notes bear no interest and are payable in full upon the Maturity Date. The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of UPTD’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against UPTD; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Notes may be accelerated.

The Payees respectively have the right, but not the obligation, to convert their Notes, in whole or in part, respectively, into Working Capital Shares, as described in the IPO Prospectus, by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Working Capital Shares to be received by the Payees in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such Payee by (y) $10.00.

As of September 30, 2022 and December 31, 2021, UPTD had $498,600 and no borrowings under the working capital loans, respectively.

Others

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have engaged the Representatives as advisors in connection with our business combination pursuant to the Business Combination Marketing Agreement. We will pay the Deferred Business Combination Fee in an amount of $1,550,000. As a result, the Representatives will not be entitled to such fee unless we consummate our initial business combination.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

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These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Founders, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, other than as set forth elsewhere in proxy statement, IPO Prospectus or Merger Proxy Statement, no finder’s fees, reimbursements or cash payments will be made to the Founders, existing officers, directors or advisors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to the IPO to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our Founders or their affiliates, none of which will be made from the proceeds of the IPO held in the Trust Account prior to the completion of our initial business combination:

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•	Repayment of loans which may be made by our founders or an affiliate of our founders to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,200,000 of such loans may be convertible into working capital shares, at a price of $10.00 per share at the option of the lender.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Messrs. Twigg, Jiang and Long is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

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STOCKHOLDER PROPOSALS

If the Extension Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Advantage Proxy, Inc., UPTD’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

53

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to TradeUP Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, New York 10022, Attention: Jianwei Li, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [__], 2022.

54

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRADEUP ACQUISITION CORP.

[●], 2022

TradeUP Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.             The name of the Corporation is “TradeUP Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 6, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation of the Corporation (the “First Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 14, 2021.

2.             This Amendment to the Amended and Restated Certificate of Incorporation (“Second Amendment”) amends the First Amended and Restated Certificate.

3.             This Second Amendment, which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4.             This Second Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5.            The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 19, 2023 or such earlier date as may be determined by the Board (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

.

A-1

IN WITNESS WHEREOF, TradeUP Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

TradeUP Acquisition Corp.

By:
Name: Weiguang Yang
Title: Co-Chief Executive Officer

A-2

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2022

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between TradeUP Acquisition Corp., a Delaware corporation (the “Company”), and Wilmington Trust, National Association, a national banking association (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated July 14, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $45,186,000 was placed in the Trust Account from the Offering and sale of Private Placement Shares;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 18 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock, par value $0.0001 per share, of the Company voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a)	The fourth recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on December 22, 2022, the Company’s stockholders approved an extension of the deadline to consummate an initial Business Combination from January 19, 2023 to July 19, 2023 or such earlier date as may be determined by the board of the directors of the Company. ; and

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) July 19, 2023 or such an earlier date as may be determined by the board of the directors of the Company and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

B-1

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

TRADEUP ACQUISITION CORP.

By:
Name:	Weiguang Yang
Title:	Co-Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:	David B. Young
Title:	Vice President

B-3

TRADEUP ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 22, 2022

The undersigned hereby appoints Jianwei Li and Weiguang Yang (together, the “Proxies”), each independently with the power to appoint a substitute, and hereby authorizes the Proxies to represent and vote, as designated below, all the shares of TradeUP Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on December 22, 2022 at the special meeting of stockholders to be held at 9:00 a.m., eastern standard time, on December 22, 2022, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting [website] and via teleconference using the following dial-in information:

[__]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1- Extension Amendment: To amend the Company’s amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date before which the Company must complete a business combination from January 19, 2023 to July 19, 2023 or such earlier date as determined by the board of directors of the Company, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 - The Trust Amendment Proposal – To amend the Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Wilmington Trust, National Association, acting as trustee (the “Trust Agreement”), to extend the liquidation date from January 19, 2023 to July 19, 2023 or such an earlier date as may be determined by the board of the directors of the Company.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 - The Director Election Proposal – To re-elect Mr. Weston Twigg as Class I director of the Company to serve three-year term till the 2025 annual meeting of stockholders or until his successor is elected and qualified.

For	Withheld
☐	☐

PROPOSAL 4 - The Auditor Appointment – To ratify the engagement of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5 - Adjournment of the Special Meeting: To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting     ☐ YES             ☐ NO

Signature of Stockholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________

______________________________________________________

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

* As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the special meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be included in the announcement.